UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2025

Chimerix, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35867	33-0903395
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2505 Meridian Parkway, Suite 100

Durham, NC 27713

(Address of principal executive offices, including zip code)

(919) 806-1074

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CMRX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Enrollment update for U.S. portion of Phase 3 ACTION study

As previously announced, the U.S. Food and Drug Administration (“FDA”) accepted Chimerix, Inc.’s (the “Company”) New Drug Application (“NDA”) seeking accelerated approval for dordaviprone as a treatment for patients with recurrent H3 K27M-mutant diffuse glioma, and set a Prescription Drug User Fee Act (“PDUFA”) target action date of August 18, 2025. In order to mitigate the potential for confounding in the ongoing Phase 3 ACTION study, the Company will pause enrollment in the U.S. portion of the ACTION study during the NDA review period. Eligible U.S. patients who are currently pursuing enrollment in the ACTION trial, including patients who have consented or who are in screening but have not yet been randomized, will have the option to choose between ACTION trial enrollment (shortly following frontline radiotherapy treatment) or accessing dordaviprone upon disease progression via the U.S. expanded access program during the NDA review period.

Forward-Looking Statements

The Company cautions you that statements included in this report that are not a description of historical facts are forward-looking statements. Words such as “anticipate,” “expect,” “intend,” “plan,” “believe,” “seek,” “estimate,” “will,” “should,” “would,” “could,” “may” and similar expressions also identify forward-looking statements. These forward-looking statements include, without limitation, statements regarding the regulatory path forward for dordaviprone, including the PDUFA target action date of August 18, 2025; and the impact of the U.S. enrollment pause on the ongoing Phase 3 ACTION study. The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of these results will be achieved. Actual results may differ from those set forth in this report due to risks and uncertainties associated with market conditions and our cash runway; risks related to the ability to obtain and maintain accelerated approval, priority review, rare pediatric disease priority review vouchers, and approval for marketing authorization; risks related to the timing, completion and outcome of the Phase 3 ACTION study of dordaviprone; risks related to planned pauses in enrollment in the ACTION study during the NDA review period and the impact on timing and completion of the Phase 3 ACTION study of dordaviprone; risks associated with market acceptance; risks associated with repeating positive results obtained in prior preclinical or clinical studies in future studies; risks related to the clinical development of our clinical candidates; and additional risks and uncertainties inherent in the Company’s business, including those described in the Company’s filings with the Securities Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 3, 2025

By:	/s/ Michelle LaSpaluto
Michelle LaSpaluto
Chief Financial Officer

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